UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

 CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): August 18, 2023
 _____________________
Novan, Inc.
(Exact name of registrant as specified in its charter)
 _____________________

Delaware	001-37880	20-4427682
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
4020 Stirrup Creek Drive, Suite 110, Durham, North Carolina 27703
(Address of principal executive offices) (Zip Code)
(919) 485-8080
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)
 _____________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, $0.0001 par value	NOVNQ	NONE
(1) Novan, Inc. Common Stock began trading exclusively on the over-the-counter (“OTC”) market on July 26, 2023 under the symbol “NOVNQ.”

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

As previously disclosed, on July 17, 2023, Novan, Inc. (the “Company”) and its wholly owned subsidiary, EPI Health, LLC (“EPI Health” and together with the Company, the “Debtors”) filed voluntary petition for relief under Chapter 11 of the United States Bankruptcy Code in the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”). The case is being administered under the caption In re: Novan, Inc. et al, Case No. 23-10937 (the “Chapter 11 Case”).

As previously disclosed, on July 17, 2023 prior to the filing of the Chapter 11 Case, (i) the Company and EPI Health entered into a “stalking horse” asset purchase agreement (as subsequently amended, the “Purchase Agreement”) with Ligand Pharmaceuticals Incorporated (“Ligand”) to sell substantially all of the assets of the Debtors, and (ii) the Company, EPI Health and Ligand entered into a superpriority debtor-in-possession loan and security agreement (as subsequently amended, the “DIP Loan Agreement”), pursuant to which, Ligand agreed to provide the Debtors with a secured superpriority debtor-in-possession credit facility in an aggregate principal amount of up to $15,000,000, subject to the terms and conditions set forth therein.

On August 21, 2023, Ligand and the Debtors amended the Purchase Agreement and the DIP Loan Agreement (the “Amendments”) to reflect the outcome of negotiations between Ligand, the Debtors and other interested parties in the Chapter 11 Case, including certain changes to the bidding procedures set forth in the Purchase Agreement and the DIP Loan Agreement and certain changes to the “purchased assets” and “excluded assets” under the Purchase Agreement. The Amendments contain customary representations and warranties of the parties and were subject to a number of closing conditions, including, among others, (i) the accuracy of representations and warranties of the parties and (ii) the absence of any Default or Event of Default (as defined in the DIP Loan Agreement).

The foregoing description of the Amendments does not purport to be complete and is qualified in its entirety by reference to the Amendments, copies of which are filed as Exhibits 10.1 and 10.2 hereto and are incorporated by reference herein.

Item 1.02. Termination of a Material Definitive Agreement.

EPI Health, with the approval of the Bankruptcy Court, exercised its right to terminate its Factoring Agreement dated December 1, 2023 (the "Factoring Agreement") with CSNK Working Capital Finance Corp. d/b/a Bay View Funding ("Bay View Funding"), pursuant to which EPI Health previously sold accounts receivable with recourse. In connection with the termination of the Factoring Agreement, that certain Continuing Guaranty Agreement, effective December 1, 2022, by and among Bay View Funding and the Company was also terminated. Such terminations were effective following an order being issued by the Bankruptcy Court on August 18, 2023.

Item 7.01. Regulation FD Disclosure.

On August 21, 2023, each of the Debtors filed with the Bankruptcy Court its monthly operating report for the month ended July 31, 2023 (the “Monthly Operating Reports”). The Monthly Operating Reports are attached hereto as Exhibit 99.1 and Exhibit 99.2 and are incorporated herein by reference. This Current Report on Form 8-K (including the exhibits hereto) will not be deemed an admission as to the materiality of any information required to be disclosed solely by Regulation FD. The Monthly Operating Reports and other filings with the Bankruptcy Court related to the Chapter 11 Case may be available electronically at www.kccllc.net/novan. The documents and other information available via website or elsewhere are not part of this Form 8-K and shall not be deemed incorporated herein.

The information contained in this Item 7.01 and in Exhibit 99.1 and Exhibit 99.2 shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be deemed to be incorporated by reference into any of the Company’s filings under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof and regardless of any general incorporation language in such filings, except to the extent expressly set forth by specific reference in such a filing.

Cautionary Statement Regarding the Monthly Operating Reports

The Company cautions investors and potential investors not to place undue reliance upon the information contained in the Monthly Operating Reports, which were not prepared for the purpose of providing the basis for an investment decision relating to any of the securities of the Company. The Monthly Operating Reports are limited in scope, cover a limited time period and have been prepared solely for the purpose of complying with the monthly reporting requirements of the Bankruptcy Court. The Monthly Operating Reports were not audited or reviewed by independent accountants, were not prepared in accordance with generally accepted accounting principles in the United States, are in a format prescribed by applicable bankruptcy laws or rules and are subject to future adjustment and reconciliation. There can be no assurance that, from the perspective of an investor or potential investor in the Company’s securities, the Monthly Operating Reports are complete. The Monthly Operating Reports also contain information for periods which are shorter or otherwise different from those required in the Company’s reports pursuant to the Exchange Act, and such information might not be indicative of the Company’s financial condition or operating results for the period that would be reflected in the Company’s financial statements or in its reports pursuant to the Exchange Act. Results set forth in the Monthly Operating Reports should not be viewed as indicative of future results.

Cautionary Information Regarding Trading in the Company’s Securities

The Company cautions that trading in the Company’s securities (including, without limitation, the Company’s common stock) during the pendency of the Chapter 11 Case is highly speculative and poses substantial risks. Trading prices for the Company’s securities may bear little or no relationship to the actual recovery, if any, by holders of the Company’s securities in the Chapter 11 Case. As currently contemplated under the Purchase Agreement, stockholders will not receive any payment or other distribution, and any payment or distribution to stockholders would be dependent on the results of the sale process. The Company expects that holders of shares of the Company’s common stock could experience a significant or complete loss on their investment, depending on the outcome of the Chapter 11 Case. Accordingly, the Company urges extreme caution with respect to existing and future investments in its common stock.

Cautionary Statement Regarding Forward-Looking Statements

This Form 8-K includes statements that are, or may be deemed, “forward-looking statements.” In some cases, these forward-looking statements can be identified by the use of forward-looking terminology, including the terms “believes,” “estimates,” “anticipates,” “expects,” “plans,” “intends,” “may,” “could,” “might,” “will,” “should,” “approximately” or, in each case, their negative or other variations thereon or comparable terminology, although not all forward-looking statements contain these words. These forward-looking statements reflect the current beliefs and expectations of management made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are subject to significant risks, uncertainties and assumptions that are difficult to predict and could cause actual results to differ materially and adversely from those expressed or implied in the forward-looking statements. The Company’s forward-looking statements in this Form 8-K include, but are not limited to, statements about the Company’s ability to obtain court approval from the Bankruptcy Court with respect to motions or other requests made to the Bankruptcy Court throughout the course of the Chapter 11 Case; the risks associated with the potential adverse impact of the Chapter 11 filings on the Company’s results of operations; changes in the Company’s ability to meet its financial obligations during the Chapter 11 process, to comply with the terms of the Purchase Agreement and the DIP Loan Agreement (each, as amended) and to maintain contracts that are critical to its operations; the outcome and timing of the Chapter 11 process and any potential asset sale; the effect of the Chapter 11 filings and any potential asset sale on the Company’s relationships with vendors, regulatory authorities, employees and other third parties; possible proceedings that may be brought by third parties in connection with the Chapter 11 process or the potential asset sale; uncertainty regarding obtaining Bankruptcy Court approval of a sale of the Company’s assets or other conditions to the potential asset sale; the Company’s ability to retain senior management and other key personnel; the impact and timing of cost reduction initiatives and other cost savings measures; and the delisting of the Company’s Common Stock from Nasdaq and quotation of the Common Stock on the over-the-counter market. Forward-looking statements are also subject to the risk factors and cautionary language described from time to time in the reports the Company files with the SEC, including in the Company’s most recent Annual Report on Form 10-K for the year ended December 31, 2022 and any updates thereto in the Company’s Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. These risks and uncertainties may cause actual future results to be materially different than those expressed in such forward-looking statements. Any forward-looking statements that we make in this Form 8-K speak only as of the date of such statement, and we undertake no obligation to update such statements to reflect events or circumstances after the date of this Form 8-K or to reflect the occurrence of unanticipated events.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

EXHIBIT INDEX

Exhibit No.	Description

10.1	Amendment No. 2 to Asset Purchase Agreement, dated August 21, 2023, by and among Novan, Inc., EPI Health, LLC and Ligand Pharmaceuticals, Incorporated
10.2
Omnibus Amendment No. 1 to Fee Letter and Amendment No. 2 to Superpriority Debtor-in-Possession Loan and Security Agreement, dated August 21, 2023, by and between Novan, Inc., EPI Health, LLC and Ligand Pharmaceuticals, Incorporated

99.1	Monthly Operating Report of Novan, Inc. for the period ended July 31, 2023 filed with the U.S. Bankruptcy Court for the District of Delaware
99.2	Monthly Operating Report of EPI Health, LLC for the period ended July 31, 2023 filed with the U.S. Bankruptcy Court for the District of Delaware
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Novan, Inc.

Date: August 24, 2023	By:	/s/ John M. Gay
John M. Gay
Chief Financial Officer